Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of report (date of earliest event reported):

December 31, 2007

NaturalNano, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

15 Schoen Place

Pittsford, New York 14534

(Address of principal executive offices)

(585) 267-4850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2007, NaturalNano, Inc. (the “Company”) entered into a Settlement Agreement with SBI Brightline XIII, LLC, pursuant to which (i) a warrant to purchase up to 4,770,000 shares of common stock of the Company, issued to SBI Brightline XIII, LLC, was terminated, and (ii) a Stock Purchase Agreement dated as of July 9, 2006, between the Company and SBI Brightline XIII, LLC was terminated, and (iii) the parties mutually released each other with respect to prior claims.

Item 9.01 Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement, dated December 31, 2007, by and among SBI Brightline XIII, LLC and NaturalNano, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALNANO, INC.

/s/Kent A. Tapper
Date: January 7, 2008	Kent A. Tapper
Chief Financial Officer